UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                         Date of Report: August 4, 2004
                        (Date of earliest event reported)

                          ALLIANCE LAUNDRY SYSTEMS LLC
                          ALLIANCE LAUNDRY CORPORATION
                          ALLIANCE LAUNDRY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

            DELAWARE                      333-56857                 39-1927923
            DELAWARE                    333-56857-01                39-1928505
            DELAWARE                    333-56857-02                52-2055893
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                   Identification Number)

                                  P.O. BOX 990
                           RIPON, WISCONSIN 54971-0990
           (Address of principal executive offices including zip code)

                                 (920) 748-3121
               (Registrant's telephone number including area code)


Item 5.  Other Events
---------------------

This Current Report on Form 8-K includes the following items:

          o On August 4, 2004, Alliance Laundry Holdings LLC (the "Company") issued a press release announcing its earnings for the quarter ended June 30, 2004. This press release is included as exhibit
               99.1 to this report.




* This report is being filed pursuant to requirements contained in the indenture governing the registrant's Senior Subordinated Notes and not as required under
Section 13 or 15(d) of the Securities Exchange Act of 1934.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Systems LLC has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 4th day of August 2004.

       Signature                      Title                         Date
       ---------                      -----                         ----

 /s/ Thomas L'Esperance            Chairman and CEO                 8-4-04
----------------------------------                              ----------------
   Thomas L'Esperance

  /s/ Bruce P. Rounds              Vice President and               8-4-04
---------------------------------- Chief Financial Officer      ----------------
    Bruce P. Rounds



Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 4th day of August 2004.

       Signature                      Title                         Date
       ---------                      -----                         ----

 /s/ Thomas L'Esperance            Chairman and CEO                 8-4-04
----------------------------------                              ----------------
   Thomas L'Esperance

  /s/ Bruce P. Rounds              Vice President and               8-4-04
---------------------------------- Chief Financial Officer      ----------------



Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 4th day of August 2004.

       Signature                      Title                         Date
       ---------                      -----                         ----

 /s/ Thomas L'Esperance            Chairman and CEO                 8-4-04
----------------------------------                              ----------------
   Thomas L'Esperance

  /s/ Bruce P. Rounds              Vice President and               8-4-04
---------------------------------- Chief Financial Officer      ----------------

EXHIBIT INDEX

Exhibit No.

99.1 Press Release dated August 4, 2004, regarding the earnings of Alliance Laundry Holdings LLC for the quarter ended June 30, 2004.